Description of Business and Nature of Operations	6 Months Ended
Jun. 30, 2020
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Description of Business and Nature of Operations
1.	Description of Business and Nature of Operations
Wheaton Precious Metals Corp. is a precious metal streaming company which generates
its revenue primarily from the sale of precious metals (gold, silver and palladium). Wheaton Precious Metals Corp. (“Wheaton” or the “Company”), which is the ultimate parent company of its consolidated group, is incorporated and domiciled in Canada, and its principal place of business is at Suite 3500 - 1021 West Hastings Street, Vancouver, British Columbia, V6E 0C3. The Company trades on the Toronto Stock Exchange (“TSX”) and the New York Stock Exchange (“NYSE”) under the symbol WPM.
The Company has entered into 23 long-term purchase agreements (three of which are early deposit agreements), with 17 different mining companies, for the purchase of precious metals and cobalt (“precious metal purchase agreements” or “PMPA”) relating to 20 mining assets which are currently operating, 9 which are at various stages of development and 1 which has been placed in care and maintenance, located in 11 countries. Pursuant to the PMPAs, Wheaton acquires metal production from the counterparties for an initial upfront payment plus an additional cash payment for each ounce or pound delivered which is fixed by contract, generally at or below the prevailing market price.
The condensed interim consolidated financial statements of the Company for the three and six months ended June 30, 2020 were authorized for issue as of August 12, 2020 in accordance with a resolution of the Board of Directors.
Business Continuity and Employee Health and Safety
In accordance with local government restrictions and guidelines, Wheaton closed its physical offices in mid-March
and successfully transitioned to telecommuting for all of its employees. As Wheaton has always maintained detailed business continuity plans, the transition was seamless with an uninterrupted flow of business.
Partner Operations
Wheaton has completed a thorough review of operations with our counterparties to better understand their policies and procedures around COVID-19. We have been advised that each operation has a crisis management team in place and will make decisions according to their local situation and applicable laws, as well as considering the health and safety of their employees. During the second quarter of 2020, six partner operations located in Mexico and Peru on which the Company has PMPAs were temporarily suspended due to government restrictions focused on reducing the impacts of
COVID-19,
including the Constancia, Yauliyacu, San Dimas, Los Filos, Peñasquito and Antamina mines. The Peruvian government issued a decree on May 3, 2020 indicating large mines would be able to reopen subject to approval of certain protocols, while on May 13, 2020, the federal government of Mexico announced the designation of mining as an essential activity beginning May 18, 2020. As such, as of August 12, 2020, operations at all these mines have restarted.

Additionally, operations at the Voisey’s Bay mine, located in Canada, had also been temporarily suspended but has now moved into a planned maintenance period and resumed operations in July with Vale indicating in their second quarter report that they should reach full capacity by August
. The Company is scheduled to begin receiving cobalt in 2021.
There can be no assurance that our partners’ operations that are currently operational will continue to remain operational for the duration of the COVID-19 virus pandemic.